UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018

(Exact name of registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4655 Salisbury Road, Suite 110, Jacksonville, FL 32256
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 342-2824

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 21, 2018, the Atlantic Coast Financial Corporation (Atlantic) held a Special Meeting of Stockholders (the Special Meeting) and on March 22, 2018, issued a press release announcing the final results of the Special Meeting. The full text of the press release is filed herewith as Exhibit 99.1 hereto and incorporated herein by reference. At the Special Meeting, stockholders considered a proposal to approve the Agreement and Plan of Merger, dated November 16, 2017 (the Merger Agreement), between Atlantic and Ameris Bancorp (Ameris), pursuant to which Atlantic will merge with and into Ameris with Ameris as the surviving company subject to the terms and conditions contained in the Merger Agreement. Additionally, stockholders considered a proposal to approve, on a non-binding advisory basis, the compensation that certain executive officers of Atlantic will receive under existing agreements with Atlantic in connection with the merger and a proposal to approve one or more adjournments or postponements of the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the merger proposal. For more information about the proposals, please refer to the Proxy Statement filed February 20, 2018.

A breakdown of the final voting results is set forth below.

1.	Proposal to approve the Merger Agreement:

For	Against	Abstain
12,146,091	29,613	16,439

2.	Proposal to approve, on a non-binding advisory basis, the compensation that certain executive officers will receive in connection with the merger:

For	Against	Abstain
10,883,790	1,287,885	20,468

3.	Proposal to approve one or more adjournments or postponements of the Special Meeting, if necessary or appropriate:

For	Against	Abstain
11,806,291	366,689	19,163

The final voting results above were consistent with the recommendations of the Company’s Board of Directors in the Proxy Statement filed February 20, 2018.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press release dated March 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: March 22, 2018	By:	/s/ Tracy L. Keegan
		Name:	Tracy L. Keegan
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated March 22, 2018